For Immediate Release

KKR INCOME OPPORTUNITIES FUND ANNOUNCES THE RESULTS OF ITS RIGHTS OFFERING

NEW YORK, NY, November 20, 2017 — KKR Income Opportunities Fund (NYSE: KIO) (the “Fund”) today announced the results of its transferable rights offering (the “Offer”). The Offer commenced on October 19, 2017 and expired on November 17, 2017 (the “Expiration Date”).  The Offer entitled the rights holders to subscribe for up to an aggregate of 5,085,079 common shares of beneficial interest of the Fund (“Common Shares”).  The subscription price was $14.87 per Common Share, which was equal to 82% of the Fund’s net asset value (“NAV”) per Common Share at the close of trading on the New York Stock Exchange (“NYSE”) on the Expiration Date which was greater than the formula of 90% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days.  The Offer was over-subscribed.  Common Shares will be issued promptly after completion and receipt of all shareholder payments and the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

The Fund is a diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns.  The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities, which may be rated investment grade or below investment grade.  The Fund’s investments in below investment grade loans, below investment grade fixed-income instruments and debt instruments of financially troubled companies are considered speculative and are often referred to as high yield or “junk” securities.  Shares of closed-end funds frequently trade at a discount to NAV.  The market price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund’s investment adviser is KKR Credit Advisors (US) LLC (the “Adviser”).  The Adviser is a Delaware limited liability company founded in August 2004.  The Adviser, together with its relying advisers, participating affiliates and other affiliated entities are collectively referenced as “KKR Credit.”  KKR Credit had $41.3 billion in assets under management as of September 30, 2017, managed on a discretionary basis.

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the Offer or sale is not permitted.  This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.